________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 2002


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-44.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from July 1, 2002 to July 31, 2002 (the "Operating Reports") are filed as Exhibits 99.1 through 99.9 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for July 2002.
99.2           United States Trustee Report of American Sintered Technologies, Inc. for July 2002
99.3           United States Trustee Report of Custom Technologies Corp. for July 2002
99.4           United States Trustee Report of Escast, Inc. for July 2002
99.5           United States Trustee Report of Fansteel Holdings, Inc. for July 2002
99.6           United States Trustee Report of Fansteel Schulz Products, Inc. for July 2002
99.7           United States Trustee Report of Phoenix Aerospace Corp. for July 2002
99.8           United States Trustee Report of Washington Manufacturing Co. for July 2002
99.9           United States Trustee Report of Wellman Dynamics Corp. for July 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  September 4, 2002

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                            8/20/02
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 5,096,185       $ 4,345,706        $ 29,958,495    $ 28,851,799
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
Intercompany Transfers                 802,804         1,350,000           1,125,680       2,006,000
Other                                  135,584                 -             452,307         173,257

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  6,034,573         5,695,706          31,536,482      31,031,056
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            669,249           788,174           5,130,731       5,519,490
Payroll Taxes                          361,902           328,840           2,481,751       2,467,009
Accounts Payable                     2,334,850         4,073,846          12,770,728      15,403,829
Profit Sharing / Pension               191,022           144,000           1,177,478       1,270,976
Insurance                              691,509         1,626,783           3,059,087       5,777,670
Commissions                             55,187           148,850             860,425       1,083,515
Utilities                              138,905           194,564           1,147,371       1,293,321
Leases / Rents                          52,356            58,837             190,244         288,407
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           416,459           800,391           2,124,876       2,645,822
Capital Expenditures                         -            50,000              50,000         100,000
US Trustee Fees                         10,250            10,000              10,750          14,500
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,921,689         8,224,284          29,003,441      35,864,358
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                       $1,112,884     $  (2,528,578)         $2,533,042    $ (4,833,302)
-------------                    ==============   ===============     ===============   =============




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
Petty Cash                             N/A        Petty cash                $   7,343

National City Bank               884096887        Operational               2,326,879

Bank of Waukegan                   1955426        Payroll                         (62)

Bank of Waukegan                   1975978        Operational                       -

Bank of Waukegan                   1976083        Health Insurance                (90)

American National Bank            18080308        Concentration Account        34,845

First Midwest Bank                 0173906        Petty Cash                    1,221

Mellon Bank                        0111587        Operational                       -

National City Bank               884157627        Blocked                   1,842,741

National City Bank               884096879        Payroll                     111,838

National City Bank               884157643        Benefit Bank                 (2,222)

National City Bank               884096908        Health Insurance            (26,914)

National City                    884096772        Operational                 (62,975)

Mellon Bank                        1465820        Payroll                      50,429

National City Bank               884096799        Disbursement               (146,731)

Bank One                         261379147        Payroll                       1,670

National City Bank               884156747        Disbursements                (9,756)

American National Bank            18081568        Disbursement                (90,785)

American National Bank            18081576        Payroll                      (4,100)

National City Bank               884096780        Operational                 (84,824)

Hancock Bank                    01-0101494        Payroll                      16,781

Bancorp South                     06582837        Operational                   6,098
                                                                           ----------

                                                                           $3,971,386
                                                                           ==========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                  July, 2002         FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,793,447        $ 28,185,181
Less: Defective mat'l returned                              -                   -
        Sales allowances                               11,528              99,715
        Cash discounts                                 21,009             168,608
                                                --------------      --------------
           Total sales deductions                      32,537             268,323
                                                --------------      --------------
        NET SALES                                   3,760,910          27,916,858
                                                --------------      --------------
Cost of Sales                                       3,431,491          24,669,605
                                                --------------      --------------
        GROSS PROFIT                                  329,419           3,247,253
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   248,288           2,055,646
    General & Admin. expense                          605,983           3,465,741
    Corporate Fees                                   (207,279)         (1,243,433)
                                                --------------      --------------
      Total S G & A and Environ. Expense              646,992           4,277,954
                                                --------------      --------------
        OPERATING INCOME                             (317,573)         (1,030,701)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                             (8,242)            (52,192)
    Interest Expense                                  (54,213)           (129,445)
                                                --------------      --------------
        Other Income (Expense)                        (62,455)           (181,637)
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (380,028)         (1,212,338)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 288,716           1,638,286
    US Trustee Quarterly Fees                          10,000              10,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    298,716           1,648,536
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (678,744)         (2,860,874)

Provision for Taxes                                   (12,000)            327,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (666,744)      $  (3,187,874)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         7/31/02            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     2,128,645      $  1,438,344
    Restricted cash and cash equivalents                   1,842,741                 -
    Accounts receivable - net                             13,357,700        14,281,299
    Inventories -net                                      11,211,667        13,747,533
    Other assets - current                                 2,059,362           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           30,600,115        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,204,052        35,224,200
    Investment in subsidiaries                            15,221,175        15,221,175
    Other                                                  6,323,861           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             57,749,088        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              4,925,497         4,925,497
    Machinery and equipment                               36,127,398        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,434,243        41,258,055
    Less: Accum. depreciation and amortization            34,961,327        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,472,916         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    94,822,119      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                         7/31/02           1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       1,781,052                 -
    Accrued liabilities                                    5,638,579                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                       7,419,631                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                  1,878,580                 -
    Intercompany payable                                   2,227,903                 -
    Long-term pension liability                              724,754                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                         4,831,237                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          12,250,868                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          164,415         5,336,367
    Unsecured debt                                        94,064,218        90,565,733
    Intercompany payable                                  27,778,239        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          122,006,872       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        134,257,740       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (13,024,000)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (3,187,874)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (39,435,621)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $    94,822,119      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          43,382          102,042       137,792         7,632
FICA-Employee                         8,497           86,346        82,111        12,732
FICA-Employer                         8,497           86,345        82,110        12,732
Unemployment                         (3,429)             832         2,337        (4,934)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES             $ 56,947         $275,565      $304,350       $28,162
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          16,585           32,304        40,285         8,604
Unemployment                         29,945           (1,289)       14,162        14,494
Sales                                40,942              533         5,991        35,484
Income Tax                        1,898,693          (12,000)        8,113     1,878,580
Real Property                       116,654           24,372             0       141,026
Personal Property                    28,010           (9,170)            0        18,840
Other: Local                          2,593            2,602         3,105         2,090
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $2,133,422          $37,352       $71,656     $2,099,118
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $2,190,369         $312,917      $376,006     $2,127,280
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      1,781,052    0           0             0             0          1,781,052
Wages Payable                         2,234,186    0           0             0             0          2,234,186
Taxes Payable (Other than income)       248,700    0           0             0             0            248,700
Professional Fees                        10,000    0           0             0             0             10,000
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,145,693    0           0             0             0          3,145,693
Income Taxes Payable                  1,878,580    0           0             0             0          1,878,580
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  2,227,903    0           0             0             0          2,227,903
Other LT Liabilities                    724,754    0           0             0             0            724,754
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $12,250,868   $0          $0            $0            $0        $12,250,868
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

-------------------------------------------------------------------------------------------
                                              Dates            Amount         Check Nos.
Description of Tax                            Paid              Paid           or EFT
-------------------------------------------------------------------------------------------
State Withholding - California               07/02/02          $3,003           96958
State Withholding - California               07/09/02             338           96990
State Withholding - California               07/16/02           1,308           97032
State Withholding - California               07/23/02           1,838           97089
State Withholding - California               07/30/02           1,963           97120
State Withholding - Connecticut              07/02/02             987           96960
State Withholding - Connecticut              07/09/02             948           96994
State Withholding - Connecticut              07/18/02             827           97054
State Withholding - Connecticut              07/23/02             866           97090
State Withholding - Connecticut              07/31/02             924           97173
State Withholding - Illinois                 07/02/02              23           96967
State Withholding - Illinois                 07/18/02           1,473           97062
State Withholding - Illinois                 07/30/02           1,426           97128
State Withholding - Indiana                  07/30/02             389           97129
State Withholding - Kentucky                 07/09/02           2,337           97004
State Withholding - Kentucky                 07/23/02           2,101           97097
State Withholding - Michigan                 07/09/02             525           97008
State Withholding - Mississippi              07/09/02           3,338           97009
State Withholding - Ohio                     07/30/02             564           97138
State Withholding - Oklahoma                 07/09/02           1,461           97012
State Withholding - Pennsylvania             07/02/02           4,259           96975
State Withholding - Pennsylvania             07/18/02           4,050           97073
State Withholding - Pennsylvania             07/31/02           4,312           97190
State Withholding - Wisconsin                07/09/02             502           97020
State Withholding - Wisconsin                07/30/02             523           97147
Sales Tax - California                       07/30/02             293           97122
Sales Tax - Kentucky                         07/18/02             217           97065
Sales Tax - Mississippi                      07/18/02             773           97068
Sales Tax - Missouri                         07/30/02           1,485           97137
Sales Tax - New Jersey                       07/18/02             374           97069
Sales Tax - New York                         07/25/02             557           97110
Sales Tax - Ohio                             07/18/02              19           97071
Sales Tax - Texas                            07/18/02              31           97078
Sales Tax - Tennessee                        07/18/02              44           97077
Sales Tax - Utah                             07/30/02             733           97145
Sales Tax - Washington                       07/30/02             592           97146
Sales Tax - West Virginia                    07/18/02             321           97080
Sales Tax - Wyoming                          07/30/02             552           97149
Unemployment - Federal                       07/30/02           2,337            EFT
Unemployment - California                    07/30/02           1,221           97121
Unemployment - Connecticut                   07/30/02           6,629           97123
Unemployment - Illinois                      07/30/02              58           97127
Unemployment - Kentucky                      07/30/02           3,676           97130
Unemployment - Mississippi                   07/30/02             681           97136
Unemployment - Oklahoma                      07/30/02             213           97139
Unemployment - Pennsylvania                  07/30/02           1,684           97140
FICA & Fed W/H                               07/03/02          69,005            EFT
FICA & Fed W/H                               07/10/02          66,276            EFT
FICA & Fed W/H                               07/17/02          51,689            EFT
FICA & Fed W/H                               07/24/02          72,686            EFT
FICA & Fed W/H                               07/31/02          42,357            EFT
Lexington KY City/Cnty Occupation Tax        07/10/02           2,096         C 15344
Lexington KY City/Cnty School Tax            07/10/02           1,009         C 15344
Illinois Franchise Tax                       07/09/02           1,114           97001
Oklahoma Franchise Tax                       07/16/02           6,999           97044

                                                            ------------
TOTAL POST PETITION TAXES PAID                                 $ 376,006
                                                            ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           10,308,930
PLUS Amounts billed during the period                                         3,769,063
LESS Amounts collected during the period                                      5,096,185
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                 $8,981,808
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                 4,003,566
31-60 days old                                                                2,196,937
61-90 days old                                                                  801,248
91+ days old                                                                  1,980,057
                                                                        ----------------
Total Accounts Receivable                                                     8,981,808
Amount considered uncollectible (bad debt)                                      383,529
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                   $8,598,279
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                      8/20/02
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ---------------
                                                             REPORTING PERIOD   July 31, 2002
                                                                                ---------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 947,494        $ 888,000         $ 6,044,439       $ 5,911,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
Intercompany Transfers          (223,426)        (150,000)         (1,088,828)         (646,000)
Other                                508                -               9,791             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              724,576          738,000           4,965,402         5,266,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       73,908           87,000             636,850           653,788
Payroll Taxes                     62,767           59,000             349,597           310,042
Accounts Payable                 496,514          452,000           3,636,457         3,616,571
Profit Sharing / Pension               -                -                   -                 -
Insurance                         23,305           35,000             168,309           213,412
Commissions                       29,785           25,000             220,790           189,392
Utilities                         23,351           19,000             113,434           176,925
Leases / Rents                         -                -                   -            13,143
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
US Trustee Fees                        -                -               1,741             2,000
Court Costs                          250              250                 500               250
                              -----------   --------------     ---------------    --------------
     Total disbursements         709,880          677,250           5,127,678         5,175,523
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                   $ 14,696         $ 60,750           $(162,276)        $  91,116
-------------
                              ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                              N/A          Petty cash     $     300

  National City Bank of PA                239732043    Payroll        $  10,734

  National City Bank                      884096860    Disbursement   $(155,357)

                                                                              -

                                                                              -

                                                                      ---------
                                                                      $(144,323)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                             July 2002          FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   723,863         $ 6,172,958
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               5,181
         Cash discounts                            3,448              45,707
                                          ---------------    ----------------
            Total sales deductions                 3,448              50,888
                                          ---------------    ----------------

         NET SALES                               720,415           6,122,070
                                          ---------------    ----------------

Cost of Sales                                    633,035           5,017,596
                                          ---------------    ----------------

         GROSS PROFIT                             87,380           1,104,474
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               30,216             404,385
    General & Admin. expense                      22,444             225,786
    Corporate Fees                                 6,279              45,432
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          58,939             675,603
                                          ---------------    ----------------

         OPERATING INCOME                         28,441             428,871
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          28,441             439,337
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             15,750              95,500
    US Trustee Quarterly Fees                        250                 500
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               16,000              96,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        12,441             343,337

Provision for Taxes                                6,000             127,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $  6,441           $ 216,337
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                       7/31/02        1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents             ($144,323)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                            983,439        894,078
    Inventories - net                                    387,879        549,646
    Other assets - current                                22,500          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,249,495      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,102,316              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,309,376      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,603      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,640      5,704,900
    Less: Accum. depreciation and amortization         2,327,891      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,378,749      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,937,620    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     7/31/02         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     119,190              -
    Accrued liabilities                                  290,260              -
    Accrued income taxes                                 127,000              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     536,450              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  14,539              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        14,539              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         550,989              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                     1,206,760      1,206,760
    Intercompany payable                               4,366,896      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,785,122      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,336,111      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     216,337              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    601,509        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 7,937,620    $ 7,323,049
                                                    ============    ============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------

Withholding                             7,903           19,919         27,822              0
FICA-Employee                           5,266           13,587          9,777          9,076
FICA-Employer                           5,266           13,587          9,777          9,076
Unemployment                            2,191               29              0          2,220
Income Tax                            106,000            5,000              0        111,000
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $126,626         $ 52,122        $47,376       $131,372
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             3,968            1,138          5,014             92
Unemployment                            2,084           10,378         10,377          2,085
Sales                                       0                0              0              0
Income Tax                             15,000            1,000              0         16,000
Real Property                               0              184              0            184
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $21,052          $12,700        $15,391        $18,361
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $147,678          $64,822        $62,767       $149,733
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       119,190         0         0            0             0             119,190
Wages Payable                          236,158         0         0            0             0             236,158
Taxes Payable (Other than income)       22,733         0         0            0             0              22,733
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               31,369         0         0            0             0              31,369
Income Taxes Payable                   127,000         0         0            0             0             127,000
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    14,539         0         0            0             0              14,539
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $550,989        $0        $0           $0            $0            $550,989
                                   ==================================================================================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           07/03/02       $18,434                EFT
FICA and Federal           07/17/02        11,020                EFT
FICA and Federal           07/30/02        17,922                EFT
State withholding          07/01/02         1,928               11087
State withholding          07/11/02         1,130               11158
State withholding          07/31/02            85               11277
State withholding          07/31/02         1,871               11243
State unemployment         07/31/02        10,377               11257





                                      ------------
TOTAL POST PETITION TAXES PAID            $62,767
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,221,373
PLUS Amounts billed during the period                                    720,415
LESS Amounts collected during the period                                 947,494
                                                                      ----------
Total Accounts Receivable at the end of the reporting period            $994,294
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            606,852
31-60 days old                                                           274,342
61-90 days old                                                           107,252
91+ days old                                                               5,848
                                                                      ----------
Total Accounts Receivable                                                994,294
Amount considered uncollectible (bad debt)                                10,861
                                                                      ----------
Accounts Receivable (Net) at the end of the current period              $983,433
                                                                      ==========


DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                x


EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
------------

1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------
MONTHLY OPERATING REPORT

                                                                             DOCUMENT        EXPLANATION
                                                               FORM NO.      ATTACHED         ATTACHED
                                                            ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                 MOR 1            None
    Bank Reconciliations                                    MOR 1 (cont)     None
    Copies of bank statements                                                None
    Cash disbursement journals                                               None
Statement of operations                                     MOR 2            None
Balance Sheet                                               MOR 3            Attached
Status of Postpetition Taxes                                MOR 4            None
    Copies of payment receipts                                               None
    Copies of tax returns filed during reporting period                      None
Summary of Unpaid Postpetition Debts                        MOR 4            None
    Listing of aged accounts payable                                         None
Accounts Receivable Reconciliation and Aging                MOR 5            None
Debtor Questionnaire                                        MOR 5            Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

 /s/ R. Michael McEntee                        8/20/02
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------


BALANCE SHEET (MOR -3)
                                                           7/31/02                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           0           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             39,630,358              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              40,962,497              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  40,962,497           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          7/31/02                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                                -                       -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      40,962,497              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY              $  40,962,497           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                     x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        8/20/02
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,110,212     $  1,160,000     $   6,975,535    $   6,992,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
Intercompany Transfers              246,405                -           262,655                -
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,356,617        1,160,000         7,238,190        6,992,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          79,267           82,500           626,146          608,881
Payroll Taxes                        29,553           32,663           233,917          233,669
Accounts Payable                  1,227,613          952,694         6,302,673        5,865,806
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -            2,227            50,624           52,227
Commissions                          30,191           32,000           155,813          150,000
Utilities                            17,248            8,500            64,453           49,513
Leases / Rents                        5,066            4,200            33,018           34,496
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -                 -                -
Court Costs                           8,000            8,000             8,250            8,000

                              --------------    -------------    --------------   --------------
     Total disbursements          1,396,938        1,122,784         7,490,022        7,017,392
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (40,321)    $     37,216     $    (251,832)   $     (24,618)
-------------
                              ==============    =============    ==============   ==============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
                                        -------------    -----------------      --------------
   Petty Cash                             N/A            Petty cash             $       700

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (160,310)

   Bank One                             2135-439-0104    Payroll                     12,384

   Texas Commerce Bank                  85808720641      Disbursement                   310

                                                                                ------------
                                                                                $  (146,916)
                                                                                ============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                    July, 2002     FILING TO DATE
                                                  -------------    --------------
Gross Sales                                       $  1,341,507      $  7,733,355
Less: Defective mat'l returned                               -             5,463
         Sales allowances                                  139             9,590
         Cash discounts                                  9,116            50,015
                                                  -------------     -------------
            Total sales deductions                       9,255            65,068
                                                  -------------     -------------

         NET SALES                                   1,332,252         7,668,287
                                                  -------------     -------------

Cost of Sales                                        1,015,683         6,318,580
                                                  -------------     -------------

         GROSS PROFIT                                  316,569         1,349,707
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     61,773           442,803
    General & Admin. expense                            53,177           370,112
    Corporate Fees                                      44,000           281,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               158,950         1,094,415
                                                  -------------     -------------

         OPERATING INCOME                              157,619           255,292
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   4                27
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              4                27
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               157,623           255,319
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   27,000           201,750
    US Trustee Quarterly Fees                            8,000             8,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     35,000           210,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             122,623            45,319

Provision for Taxes                                     47,379            28,798
                                                  -------------     -------------

NET INCOME (LOSS)                                 $     75,244      $     16,521
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------


BALANCE SHEET (MOR-3)
                                                                   7/31/02            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($146,916)      $   104,916
    Restricted cash and cash equivalents                                    -                 -
    Accounts receivable - net                                       1,749,908           956,901
    Inventories -net                                                1,345,063         1,085,331
    Other assets - current                                            212,926            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,160,981         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                             547,193           575,991
    Intercompany receivable                                           389,503           316,912
    Investment in subsidiaries                                      2,619,157         2,619,157
    Other                                                               5,470                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,561,323         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          84,942            84,942
    Machinery and equipment                                         4,300,918         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,454,513         4,454,513
    Less: Accum. depreciation and amortization                      2,099,614         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,354,899         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $ 9,077,203       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 7/31/02            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                   59,884                 -
    Accrued liabilities                                               190,798                 -
    Accrued income taxes                                                    -                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                  250,682                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              772,150                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    772,150                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,022,832                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    27,482           116,378
    Unsecured debt                                                  1,356,245         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     2,223,552         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,246,384         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                   16,521                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               5,830,819         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY                      $   9,077,203       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                                0           13,935         13,935                  0
FICA-Employee                              0            7,371          7,371                  0
FICA-Employer                              0            7,371          7,371                  0
Unemployment                              36                0              0                 36
Income Tax                                 0                0              0                  0
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $      36          $28,677        $28,677               $ 36
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876                0            876                  0
Unemployment                             155              134              0                289
Sales                                  2,016               10              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          3,300              600              0              3,900
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $   6,347           $  744         $  876             $6,215
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES          $   6,383          $29,421        $29,553             $6,251
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                       59,884         0              0             0                0                59,884
Wages Payable                          91,152         0              0             0                0                91,152
Taxes Payable (Other than income)       6,547         0              0             0                0                 6,547
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities              93,099         0              0             0                0                93,099
Income Taxes Payable                        0         0              0             0                0                     0
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  772,150         0              0             0                0               772,150
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,022,832        $0             $0            $0               $0            $1,022,832
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          29,553              EFT
      each  week.

















                                                            ---------
TOTAL POST PETITION TAXES PAID                               $29,553
                                                            =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  1,499,231
PLUS Amounts billed during the period                                          1,341,507
LESS Amounts collected during the period                                       1,110,212
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  1,730,526
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  1,091,594
31-60 days old                                                                   437,017
61-90 days old                                                                   158,657
91+ days old                                                                      43,258
                                                                            ------------
Total Accounts Receivable                                                      1,730,526
Amount considered uncollectible (bad debt)                                             -
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  1,730,526
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                    No


2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below                                                                        No


3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes


4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         8/20/02
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
Intercompany Transfers                  250           250           500           250
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                     250           250           500           250
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            17           120           120
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                         250           250           500           250
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                267           267           620           370
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (17)   $     (120)   $     (120)
-------------
                                 ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    July 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational     $  765

                                                                            -

                                                                            -

                                                                      ----------
                                                                       $  765
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    July 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                             Month of             CUMULATIVE
                                            July, 2002          FILING TO DATE
                                         ---------------      -----------------
Gross Sales                                $          -         $          -
Less: Defective mat'l returned                        -                    -
         Sales allowances                             -                    -
         Cash discounts                               -                    -
                                         ---------------      -----------------
            Total sales deductions                    -                    -
                                         ---------------      -----------------
         NET SALES                                    -                    -
                                         ---------------      -----------------
Cost of Sales                                         -                    -
                                         ---------------      -----------------
         GROSS PROFIT                                 -                    -
                                         ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                   -                    -
    General & Admin. expense                         17                5,183
    Corporate Fees                                 (250)                (500)
                                         ---------------      -----------------
      Total S G & A and Environ. Expense           (233)               4,683
                                         ---------------      -----------------

         OPERATING INCOME                           233               (4,683)
                                         ---------------      -----------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                            -                    -
    Interest Expense                                  -                    -
                                         ---------------      -----------------
         Other Income (Expense)                       -                    -
                                         ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            233               (4,683)
                                         ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                 -                    -
    US Trustee Quarterly Fees                       250                  500
    (Gain) Loss from sale of equipment                -                    -
    Other Reorganization Expenses                     -                    -
                                         ---------------      -----------------
         Total Reorganization Items                 250                  500
                                         ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                          (17)              (5,183)

Provision for Taxes                                   -                    -
                                         ---------------      -----------------
NET INCOME (LOSS)                          $        (17)        $     (5,183)
                                         ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                    7/31/02           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        765      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories - net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           765               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     40,554,342        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      40,554,342        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 40,555,107      $ 40,555,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                  7/31/02           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                     $ -               $ -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                2,533                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      2,533                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        2,533                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                       1,000             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,856,457        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,457        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,859,990        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition                   (5,183)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               9,695,117         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       $ 40,555,107      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    July 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------
                                                                                 Tax Liability
                                  Beginning      Amt. Withheld     Amount         at end of
FEDERAL TAXES:                   Tax Liability   or Amt of Tax      Paid        Current Month
------------------------------------------------------------------------------------------------

Withholding                          0                 0              0                0
FICA-Employee                        0                 0              0                0
FICA-Employer                        0                 0              0                0
Unemployment                         0                 0              0                0
Income Tax                           0                 0              0                0
Foreign Income Tax                   0                 0              0                0
Other:                               0                 0              0                0
                                 ---------------------------------------------------------------
   TOTAL FEDERAL TAXES              $0                $0             $0               $0
                                 ---------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                          0                 0              0                0
Unemployment                         0                 0              0                0
Sales                                0                 0              0                0
Income Tax                           0                 0              0                0
Real Property                        0                 0              0                0
Personal Property                    0                 0              0                0
Other: Describe                      0                 0              0                0
                                 ---------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES       $0                $0             $0               $0
                                 ---------------------------------------------------------------
                                 ---------------------------------------------------------------
TOTAL POST PETITION TAXES           $0                $0             $0               $0
                                 ===============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   2,533         0            0            0              0            2,533
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $2,533        $0           $0           $0             $0           $2,533
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                            REPORTING PERIOD    July 31, 2002
                                                                                --------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
------------
1.



2.



3.



4.





                                                                                EXHIBIT 99.6

FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                                   DOCUMENT        EXPLANATION
                                                                   FORM NO.        ATTACHED          ATTACHED
                                                                -------------    -------------    -------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1                 Yes               No
        Bank Reconciliations                                    MOR 1 (cont)       Available            No
        Copies of bank statements                                                  Available            No
        Cash disbursement journals                                                 Available            No
Statement of operations                                         MOR 2                 Yes               No
Balance Sheet                                                   MOR 3                 Yes               No
Status of Postpetition Taxes                                    MOR 4                 Yes               No
        Copies of payment receipts                                                 Available            No
        Copies of tax returns filed during reporting period                        Available            No
Summary of Unpaid Postpetition Debts                            MOR 4                 Yes               No
        Listing of aged accounts payable                                           Available            No
Accounts Receivable Reconciliation and Aging                    MOR 5                 Yes               No
Debtor Questionnaire                                            MOR 5                 Yes               No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


\s\ R. Michael McEntee                      8/20/02
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR 1)

                                             CURRENT MONTH                   CUMULATIVE FILING TO DATE
                                 ----------------------------------   --------------------------------------
                                     ACTUAL            PROJECTED            ACTUAL             PROJECTED
                                 ---------------   ----------------   -----------------    -----------------
RECEIPTS
--------
A/R Collections                  $     500,187     $      352,000     $     2,192,515      $     2,152,053
Loans                                        -                  -                   -                    -
Sale of Assets                               -                  -                   -                    -
InterCompany Transfers                 (83,367)           (50,000)            255,326               56,000
Other                                        -                  -               4,316                  829

                                 --------------    ---------------    ----------------     ----------------
     Total Receipts                    416,820            302,000           2,452,157            2,208,882
                                 --------------    ---------------    ----------------     ----------------

DISBURSEMENTS
-------------

Net Payroll                            107,273           105,000             574,597              563,909
Payroll Taxes                           45,375            43,500             228,697              243,255
Accounts Payable                       255,501           127,339           1,471,858            1,291,361
Profit Sharing / Pension                     -                 -                   -                    -
Insurance                               10,298            16,000              88,034              111,321
Commissions                                  -                 -                   -                    -
Utilities                                8,942             3,999              26,647               25,771
Leases / Rents                           3,788             3,788              24,622               24,634
Bank Service Charges                         -                 -                   -                    -
Loans                                        -                 -                   -                    -
Capital Expenditures                         -                 -              10,334               10,334
Professional Fees-Bankruptcy                 -                 -                   -                    -
US Trustee Fees                          5,000                 -               5,250                5,000
Court Costs                                  -                 -                   -                    -

                                 --------------    ---------------    ----------------     ----------------
     Total disbursements               436,177           299,626           2,430,040            2,275,585
                                 --------------    ---------------    ----------------     ----------------


NET CASH FLOW                    $     (19,357)    $       2,374      $       22,117       $      (66,703)
-------------
                                 ==============    ===============    ================     ================



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONT)
                                               Account                                       Book
Balance per Books                              Number                Account Type          Balance
                                           --------------        -------------------    ------------
  Petty Cash                                 N/A                   Petty cash            $        -

  American National Bank                     18082912              Disbursement             (37,499)

  American National Bank                     5300011495            Payroll                    9,227


                                                                                                  -

                                                                                                  -
                                                                                         -----------
                                                                                         $  (28,272)
                                                                                         ===========



FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                        Month of             CUMULATIVE
                                                       July 2002           FILING TO DATE
                                                   ----------------      ----------------
Gross Sales                                        $       409,539       $     2,532,111
Less: Defective mat'l returned                                   -                     -
        Sales allowances                                         -                     -
        Cash discounts                                           -                10,320
                                                   ----------------      ----------------
           Total sales deductions                                -                10,320
                                                   ----------------      ----------------

        NET SALES                                          409,539             2,521,791
                                                   ----------------      ----------------

Cost of Sales                                              338,182             2,079,705
                                                   ----------------      ----------------

        GROSS PROFIT                                        71,357               442,086
                                                   ----------------      ----------------

Selling, General & Admin. Expense
    Selling expense                                              -                     -
    General & Admin. expense                                20,144               122,704
    Corporate Fees                                          12,000                79,000
                                                   ----------------      ----------------
      Total S G & A and Environ. Expense                    32,144               201,704
                                                   ----------------      ----------------

        OPERATING INCOME                                    39,213               240,382
                                                   ----------------      ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                                   1,365                   (20)
    Interest Expense                                             -                     -
                                                   ----------------      ----------------
        Other Income (Expense)                               1,365                   (20)
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    40,578               240,362
                                                   ----------------      ----------------

REORGANIZATION ITEMS
    Professional Fees                                        5,000                54,750
    US Trustee Quarterly Fees                                5,000                 5,250
    (Gain) Loss from sale of equipment                           -                     -
    Other Reorganization Expenses                                -                     -
                                                   ----------------      ----------------
        Total Reorganization Items                          10,000                60,000
                                                   ----------------      ----------------

INCOME (LOSS) BEFORE TAXES                                  30,578               180,362

Provision for Taxes                                         10,000                61,000
                                                   ----------------      ----------------

NET INCOME (LOSS)                                  $        20,578       $       119,362
                                                   ================      ================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                                      7/31/02             1/15/02
                                                                  --------------       -------------
ASSETS
------------------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                            ($28,272)        $   (50,389)
    Restricted cash and cash equivalents                                     -                   -
    Accounts receivable - net                                          658,915             376,639
    Inventories -net                                                 1,298,014           1,145,567
    Other assets - current                                              40,620              21,786
                                                                  --------------       -------------
           TOTAL CURRENT ASSETS                                      1,969,277           1,493,603
                                                                  --------------       -------------
OTHER ASSETS
    Deferred income taxes                                                    -                   -
    Intercompany receivable                                          2,596,386           2,596,386
    Investment in subsidiaries                                               -                   -
    Other                                                                    -                   -
                                                                  --------------       -------------
           TOTAL OTHER ASSETS                                        2,596,386           2,596,386
                                                                  --------------       -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                     -                   -
    Buildings                                                                -                   -
    Machinery and equipment                                            569,388             559,054
                                                                  --------------       -------------
          Total property, plant and equipment                          569,388             559,054
    Less: Accum. depreciation and amortization                         284,179             253,908
                                                                  --------------       -------------
           NET PROPERTY, PLANT AND EQUIPMENT                           285,209             305,146
                                                                  --------------       -------------
TOTAL ASSETS                                                      $  4,850,872         $ 4,395,135
                                                                  ==============       =============

LIABILITIES & SHAREHOLDERS' EQUITY                                    7/31/02             1/15/02
-------------------------------------------------------------     --------------       -------------
LIABILITIES (POSTPETITION)
------------------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                             $          -         $         -
    Accounts payable                                                    64,697                   -
    Accrued liabilities                                                195,991                   -
    Accrued income taxes                                                61,000                   -
    Dividends payable                                                        -                   -
                                                                  --------------       -------------
           TOTAL CURRENT LIABILITIES                                   321,688                   -
                                                                  --------------       -------------
LONG-TERM DEBT - SECURED                                                     -                   -
                                                                  --------------       -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                                -                   -
    Deferred income taxes                                                    -                   -
    Intercompany payable                                               255,326                   -
    Long-term pension liability                                              -                   -
                                                                  --------------       -------------
           TOTAL OTHER LIABILITIES                                     255,326                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (POSTPETITION)                                       577,014                   -
                                                                  --------------       -------------


LIABILITIES (PREPETITION)
------------------------------------------------------------
    Secured debt                                                             -                   -
    Priority debt 1                                                    107,378             348,267
    Unsecured debt                                                     278,509             278,259
    Intercompany payable                                                     -                   -
                                                                  --------------       -------------
TOTAL LIABILITIES (PREPETITION)                                        385,887             626,526
                                                                  --------------       -------------
TOTAL LIABILITIES                                                      962,901             626,526
                                                                  --------------       -------------
SHAREHOLDERS' EQUITY
    Common stock                                                           100                 100
    Capital in excess of par value                                   2,680,746           2,680,746
    Equity - unearned compensation                                           -                   -
    Minimum pension liability adjustment                                     -                   -
    Foreign currency translation adjustment                                  -                   -
    Retained earnings - prepetition                                  1,087,763           1,087,763
    Retained earnings - postpetition                                   119,362                   -
                                                                  --------------       -------------
           TOTAL SHAREHOLDERS' EQUITY                                3,887,971           3,768,609
                                                                  --------------       -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $ 4,850,872         $ 4,395,135
                                                                  ==============       =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
--------------------------------------------------------------------------------------------------------
                                                                                          Tax Liability
                                           Beginning     Amt. Withheld       Amount         at end of
FEDERAL TAXES:                           Tax Liability   or Amt of Tax        Paid        Current Month
--------------------------------------------------------------------------------------------------------
Withholding                                 16,868           18,410         14,819            20,459
FICA-Employee                                  504           14,039         12,089             2,454
FICA-Employer                                  504           14,039         12,089             2,454
Unemployment                                 1,643              117              0             1,760
Income Tax                                  51,000           10,000              0            61,000
Foreign Income Tax                               0                0              0                 0
Other:                                           0                0              0                 0
                                        ----------------------------------------------------------------
   TOTAL FEDERAL TAXES                     $70,519          $56,605        $38,997           $88,127
                                        ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                                  1,592            4,295          4,892               995
Unemployment                                13,167            1,114          1,486            12,795
Sales                                            0                0              0                 0
Income Tax                                       0                0              0                 0
Real Property                                    0                0              0                 0
Personal Property                           (2,978)           2,978              0                 0
Other: Describe                                  0                0              0                 0
                                        ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES              $11,781           $8,387         $6,378           $13,790
                                        ----------------------------------------------------------------
                                        ----------------------------------------------------------------
TOTAL POST PETITION TAXES                  $82,300          $64,992        $45,375          $101,917
                                        ================================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                       --------------------------------------------------------------------------------------------
                                          Current         30 days       31-60 days        61-90 days     over 90 days         Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                           64,697             0             0                  0               0             64,697
Wages Payable                             131,657             0             0                  0               0            131,657
Taxes Payable (Other than income)          40,917             0             0                  0               0             40,917
Professional Fees                               0             0             0                  0               0                  0
Rent/Lease - Building                           0             0             0                  0               0                  0
Rent/Lease - Equipment                          0             0             0                  0               0                  0
Other Accrued Liabilities                  23,417             0             0                  0               0             23,417
Income Taxes Payable                       61,000             0             0                  0               0             61,000
Secured Debt                                    0             0             0                  0               0                  0
Intercompany Payable                      255,326             0             0                  0               0            255,326
Other LT Liabilities                            0             0             0                  0               0                  0
                                       --------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                 $577,014            $0            $0                 $0              $0           $577,014
                                       ============================================================================================


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
---------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax                            Paid             Paid           or EFT
---------------------------------------------------------------------------------------
Federal Employee Inc. Tax W/H               07/02/02          $3,429            EFT
Federal Employee Inc. Tax W/H               07/09/02           2,656            EFT
Federal Employee Inc. Tax W/H               07/16/02           1,775            EFT
Federal Employee Inc. Tax W/H               07/23/02           3,335            EFT
Federal Employee Inc. Tax W/H               07/30/02           3,624            EFT
FICA-Employee & Employer                    07/02/02           4,056            EFT
FICA-Employee & Employer                    07/09/02           4,082            EFT
FICA-Employee & Employer                    07/16/02           2,699            EFT
FICA-Employee & Employer                    07/23/02           3,723            EFT
FICA-Employee & Employer                    07/30/02           5,225            EFT
Withheld Medicare-EE & ER                   07/02/02             948            EFT
Withheld Medicare-EE & ER                   07/09/02             955            EFT
Withheld Medicare-EE & ER                   07/16/02             631            EFT
Withheld Medicare-EE & ER                   07/23/02             871            EFT
Withheld Medicare-EE & ER                   07/30/02             988            EFT
State Employee Inc Tax W/H                  07/15/02           3,814           8083
SDI                                         07/15/02           1,078           8083
State Unemployment Tax                      07/30/02           1,451           8158
Employee Training Tax                       07/30/02              35           8158






                                                      ----------
TOTAL POST PETITION TAXES PAID                          $45,375
                                                      ==========


FANSTEEL SCHULZ PRODUCTS, INC.                                          CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                 $750,178
PLUS Amounts billed during the period                                               410,724
LESS Amounts collected during the period                                            500,187
                                                                               -------------
Total Accounts Receivable at the end of the reporting period                   $    660,715
                                                                               =============


----------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------------
0-30 days old                                                                       401,780
31-60 days old                                                                      211,649
61-90 days old                                                                       32,004
91+ days old                                                                         15,282
                                                                               -------------
Total Accounts Receivable                                                           660,715
Amount considered uncollectible (bad debt)                                            4,000
                                                                               -------------
Accounts Receivable (Net) at the end of the current period                         $656,715
                                                                               =============




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                         YES      NO
-------------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                      X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below                                                                                      X
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                X
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.               X



EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT

                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None            No
    Bank Reconciliations                                  MOR 1 (cont)   None            No
    Copies of bank statements                                            None            No
    Cash disbursement journals                                           None            No
Statement of operations                                   MOR 2          Attached        No
Balance Sheet                                             MOR 3          Attached        No
Status of Postpetition Taxes                              MOR 4          None            No
    Copies of payment receipts                                           None            No
    Copies of tax returns filed during reporting period                  None            No
Summary of Unpaid Postpetition Debts                      MOR 4          None            No
        Listing of aged accounts payable                                 None            No
Accounts Receivable Reconciliation and Aging              MOR 5          None            No
Debtor Questionnaire                                      MOR 5          Attached        No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ R. Michael McEntee                         8/20/02
--------------------------------------------     -------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     -------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of          CUMULATIVE
                                               July, 2002       FILING TO DATE
                                              ------------     ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             -----------       --------------
                                                        -                   -
                                              -----------       --------------

        NET SALES                                       -                   -
                                              -----------       --------------

Cost of Sales                                     (5,444)             (35,386)
                                              -----------       --------------

        GROSS PROFIT                               5,444               35,386
                                              -----------       --------------

Selling, General & Admin. Expense
    Selling expense                                     -                  -
    General & Admin. expense                            -                  -
    Corporate Fees                                   (250)              (500)
                                              -----------       --------------
      Total S G & A and Environ. Expense             (250)              (500)
                                              -----------       --------------

        OPERATING INCOME                           5,694               35,886
                                              -----------       --------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                  -
    Interest Expense                                    -                  -
                                              -----------       --------------
       Other Income (Expense)                           -                  -
                                              -----------       --------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,694               35,886
                                              -----------       --------------

REORGANIZATION ITEMS
    Professional Fees                                   -                  -
    US Trustee Quarterly Fees                         250                500
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                              -----------       --------------
        Total Reorganization Items                    250                500
                                              -----------       --------------

INCOME (LOSS) BEFORE TAXES                          5,444             35,386

Provision for Taxes                                     -                  -
                                              -----------       --------------

NET INCOME (LOSS)                              $    5,444        $    35,386
                                              ===========       ==============




PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)

                                                   7/31/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         510,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       510,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       47,505             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        677,495            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,187,495      $   1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 7/31/02            1/15/02
------------------------------------------       -----------        -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 35,386                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,187,495          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,187,495       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------


DEBTOR QUESTIONNAIRE (MOR-5)

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                         X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    X


EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.8

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                        8/20/02
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,017,684     $  1,050,000        $ 8,306,790     $    8,108,193
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
Intercompany                                228,854          150,000           (189,592)          (310,000)
Other                                         1,585                -              4,134              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,308,123        1,200,000          8,121,332          7,799,369
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 240,479          224,000          1,857,153          1,877,193
Payroll Taxes                               145,513          124,500            937,107            803,904
Accounts Payable                            614,067          634,993          4,462,977          4,391,562
Profit Sharing / Pension                     29,773           25,000            170,469            125,985
Insurance                                    62,932           47,000            360,793            350,343
Commissions                                  46,323           48,000            335,626            367,468
Utilities                                    10,550           14,000             79,223             91,998
Leases/Rents                                  4,242            2,500             25,517             36,500
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -                  -                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
US Trustee Fees                                   -                -                  -                  -
Court Costs                                   8,000            8,000              8,250              8,000
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,161,879        1,127,993          8,237,115          8,052,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    146,244     $     72,007        $  (115,783)    $     (253,584)
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  Petty Cash                        N/A          Petty cash                 598

  American National Bank            18080294     Disbursement        $ (128,212)

  American National Bank            18081290     Payroll - Salaried  $   15,670

  American National Bank            18081304     Payroll - Hourly    $   19,426

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $  (92,518)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                               July 2002        FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $   972,193      $   8,257,508
Less: Defective mat'l returned                       507            (88,853)
      Sales allowances                             5,321            380,372
      Cash discounts                               8,416             79,830
                                             ------------     -------------
       Total sales deductions                     14,244            371,349
                                             ------------     -------------

      NET SALES                                  957,949          7,886,159
                                             ------------     -------------

Cost of Sales                                    748,270          6,426,903
                                             ------------     -------------

     GROSS PROFIT                                209,679          1,459,256
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                  62,358           443,901
  General & Admin. expense                         64,030           464,910
  Corporate Fees                                   42,000           274,000
                                             ------------     -------------
   Total S G & A and Environ. Expense             168,388         1,182,811
                                             ------------     -------------

     OPERATING INCOME                              41,291           276,445
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                           (6,549)           (6,549)
  Interest Expense                                      -                 -
                                             ------------     -------------
   Other Income (Expense)                          (6,549)           (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                              34,742           269,896
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                25,000            189,750
 US Trustee Quarterly Fees                         8,000              8,250
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      33,000            198,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                         1,742             71,896

Provision for Taxes                                2,000             31,000
                                             ------------     -------------

NET INCOME (LOSS)                            $      (258)     $      40,896
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                   7/31/02            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents            ($92,518)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,062,686         1,161,243
  Inventories - net                                 1,877,783         1,498,330
  Other assets - current                             495,853           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,343,804         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                                5,697            36,697
  Intercompany receivable                          9,572,251         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,577,948         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,193,980         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,495,345         5,497,015
  Less: Accum. depreciation and amortization       3,682,804         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,812,541         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,734,293      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 7/31/02            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   136,514                 -
  Accrued liabilities                                471,817                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    608,331                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                                15,707                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                       15,707                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                     624,038                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt1                                           -           320,225
  Unsecured debt                                     829,057           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      829,057         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  1,453,095         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                    40,896                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                13,281,198        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,734,293      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                       8,912           38,807         47,719                  0
FICA-Employee                     6,401           27,225         33,826                  0
FICA-Employer                     6,781           27,225         34,006                  0
Unemployment                        663               94            757                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                           ------------------------------------------------------------------
 TOTAL FEDERAL TAXES            $22,757         $ 93,351       $116,108            $     0
                           ------------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                      16,238            7,942         16,264              7,916
Unemployment                     12,812            2,133         13,141              1,804
Sales                             1,260               63          1,248                 75
Income Tax                            0                0              0                  0
Real Property                    49,379            4,500              0             53,879
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $79,689          $14,638        $30,653            $63,674
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES      $102,446         $107,989       $146,761            $63,674
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     136,514                0              0             0                     0            136,514
Wages Payable                        272,385                0              0             0                     0            272,385
Taxes Payable (Other than income)     63,674                0              0             0                     0             63,674
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                     0                0              0             0                     0                  0
Other Accrued Liabilities            135,758                0              0             0                     0            135,758
Income Taxes Payable                       0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable                  15,707                0              0             0                     0             15,707
Other LT Liabilities                       0                0              0             0                     0                  0
                                   ------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $624,038               $0             $0            $0                    $0           $624,038
                                   ================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
--------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
--------------------------------------------------------------------------------
FWT                                    Weekly        47,719           Wire Transfer
FICA-ER                                Weekly        34,006           Wire Transfer
FICA-EE                                Weekly        33,626           Wire Transfer
FUI                                   07/30/02          757           Wire Transfer
SWT-IA                                07/17/01       15,882               2438
SWT-SC                                07/18/01          382               2456
SUI-IA                                07/26/01       12,984               2552
SUI-SC                                07/26/01          157               2553
USE-IA                                07/26/01        1,248               2551

                                                   --------
TOTAL POST PETITION TAXES PAID                     $146,761
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,202,853
PLUS Amounts billed during the period                                  927,825
LESS Amounts collected during the period                             1,017,683
                                                                    ------------
Total Accounts Receivable at the end of the reporting period         1,112,995
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          716,607
31-60 days old                                                         255,688
61-90 days old                                                          90,358
91+ days old                                                            50,342
                                                                 ---------------
Total Accounts Receivable                                            1,112,995
Amount considered uncollectible (bad debt)                              50,182
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,062,813
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below                         NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.9

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                      8/20/02
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    ---------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    ----------------
RECEIPTS
--------
A/R Collections                   $  2,863,733      $  3,479,706     $ 15,349,724     $  15,975,150
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
Intercompany Transfer               (1,020,309)       (1,300,000)        (836,102)         (681,580)
Other                                        -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,843,424         2,179,706       14,513,622        15,293,570
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            329,135           382,035        3,086,508         3,196,105
Payroll Taxes                          248,172           303,072        1,647,629         1,820,197
Accounts Payable                       838,929           829,198        8,139,026         6,112,731
Profit Sharing / Pension                30,052            35,000          167,672         1,691,717
Insurance                              392,400           429,258        1,309,467         1,133,850
Commissions                             20,814            46,000          296,885           575,858
Utilities                               49,673            57,622          288,722           303,347
Leases / Rents                          35,864            41,161          113,954           188,662
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
US Trustee Fees                              -                 -                -                 -
Court Costs                             10,000            10,000           10,250            10,000
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,955,039         2,133,346       15,060,114        15,107,088
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $  (111,615)       $   46,360      $  (546,491)   $      186,483
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                                N/A        Petty cash            1,000

  Iowa State Savings Bank                  18082912    Payroll          $    9,000

   National City Bank                      884096828   Disbursement     $ (301,646)


                                                                        ----------
                                                                        $ (291,646)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)

                                               MONTH OF           CUMULATIVE
                                               JULY, 2002        FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,570,110        $16,403,950
Less: Defective mat'l returned                          -                  -
        Sales allowances                           53,630            549,744
        Cash discounts                              3,062             25,029
                                             ------------        -----------
           Total sales deductions                  56,692            574,773
                                             ------------        -----------

        NET SALES                               1,513,418         15,829,177
                                             ------------        -----------
Cost of Sales                                   1,561,184         14,723,858
                                             ------------        -----------
        GROSS PROFIT                              (47,766)         1,105,319
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                48,563            476,867
    General & Admin. expense                      (49,768)           308,377
    Corporate Fees                                 83,000            543,000
                                             ------------        -----------
      Total S G & A and Environ. Expense           81,795          1,328,244
                                             ------------        -----------
        OPERATING INCOME                         (129,561)          (222,925)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (129,561)          (222,825)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              56,000            385,750
    US Trustee Quarterly Fees                      10,000             10,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 66,000            396,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (195,561)          (618,825)

Provision for Taxes                               (66,000)          (205,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (129,561)      $   (413,825)
                                             ============       ============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         7/31/02         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($291,646)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            3,261,582        2,712,548
    Inventories - net                                     4,775,887        6,262,631
    Other assets - current                                 290,389          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          8,026,212        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                1,124,242          919,242
    Intercompany receivable                             14,417,035       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                      563              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           15,541,840       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,422,413       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,693,375        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 25,261,427     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                       7/31/02         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       376,872                -
    Accrued liabilities                                  1,307,379                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     1,684,251                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                    -                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                               -                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         1,684,251                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       3,668,853        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          3,668,853        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,353,104        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                      (413,825)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   19,908,323       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 25,261,427     $ 25,805,745
                                                     =============    =============


  1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          24,176           58,319       73,827            8,668
FICA-Employee                        18,578           39,134       52,999            4,713
FICA-Employer                        18,578           39,134       52,999            4,713
Unemployment                          2,257               64        2,231               90
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $63,589         $136,650     $182,056          $18,183
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          19,926           20,321       29,120           11,127
Unemployment                         39,036            5,158       36,996            7,198
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        57,405            6,100            0           63,505
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $116,367          $31,579      $66,116         $ 81,830
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $179,956         $168,229     $248,172         $100,013
                                 ==============================================================




SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    376,872        0            0             0          0           376,872
Wages Payable                       756,739        0            0             0          0           756,739
Taxes Payable (Other than income)   100,013        0            0             0          0           100,013
Professional Fees                    39,740        0            0             0          0            39,740
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           410,887        0            0             0          0           410,887
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities                      0        0            0             0          0                 0
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $1,684,251       $0           $0            $0         $0        $1,684,251
                              =================================================================================



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  07/10/02        $5,541       111176
SWCC - Ia W/H                  07/25/02         3,984       111332
SWCC - Ia W/H                  07/10/02        12,011        10933
SWCC - Ia W/H                  07/25/02         7,584        54305
FIT PAYMENT                    07/03/02        18,197      81606847
FICM-FICA PAYMENT              07/03/02        26,812      81606847
FICM-FICA PAYMENT              07/03/02         1,000      81678091
FIT PAYMENT                    07/10/02        24,616      82311572
FICM-FICA PAYMENT              07/10/02        34,066      82311572
FIT PAYMENT                    07/17/02         3,760      83164196
FICM-FICA PAYMENT              07/17/02         5,602      83164196
FIT PAYMENT                    07/24/02        17,260      83889657
FICM-FICA PAYMENT              07/24/02        23,513      83889657
FIT PAYMENT                    07/31/02         9,995      84728118
FICM-FICA PAYMENT              07/31/02        15,004      84728118
FUTA PAYMENT                   07/31/02         2,231      84727256
SUT PAYMENT                    07/30/02        36,996       111390




                                            -----------
TOTAL POST PETITION TAXES PAID               $248,172
                                            ===========


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  July 31, 2002
                                                                                --------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $4,765,174
PLUS Amounts billed during the period                                       1,471,132
LESS Amounts collected during the period                                    2,863,733
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $3,372,573
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,837,718
31-60 days old                                                                 277,102
61-90 days old                                                                  64,119
91+ days old                                                                   193,634
                                                                       ---------------
Total Accounts Receivable                                                    3,372,573
Amount considered uncollectible (bad debt)                                     129,525
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $3,243,048
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (Please insert rows if more info is needed or attach separate schedule.)
-------------
1.



2.



3.



4.

